                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                        J.P. MORGAN INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                        J.P. MORGAN INSTITUTIONAL FUNDS
                                522 FIFTH AVENUE
                              NEW YORK, N.Y. 10036

                 J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND

                      J.P. MORGAN INSTITUTIONAL BOND FUND

                   J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND

               J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND

              J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND

             J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND

                   J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND

               J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND

           J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND

             J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
                                                                    May 18, 2001

Dear Shareholder:

    A special meeting of the shareholders of the JPMorgan Funds listed above (the "Funds"), each a series of J.P. Morgan Institutional Funds (the "Trust"), will be held on July 3, 2001 at 9:00 a.m., Eastern time. Before that meeting we would like you to vote on the important issues affecting your Fund(s) as described in the attached proxy statement. Formal notice of the meeting appears after this letter, followed by materials regarding the meeting.

    As you may be aware, J.P. Morgan & Co. Incorporated, the former corporate parent of the investment adviser of your Fund's assets, has recently completed a merger with The Chase Manhattan Corporation to form J.P. Morgan Chase & Co. ("JPMC"). As a result of this merger, JPMC is seeking to reorganize parts of its investment management business and funds advised by its subsidiaries. At the special meeting, shareholders of each Fund will be asked to consider and vote upon the election of a new Board of Trustees.

    THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL DESCRIBED IN THIS DOCUMENT.

    We encourage you to read the attached proxy statement in full. By way of introduction, following this letter we have included questions and answers regarding this proxy. The information is designed to help you cast your vote as a shareholder of one or more of the Funds, and is being provided as a supplement to, and not a substitute for, your proxy materials, which we urge you to review carefully.

    We realize that this proxy statement will take time to read, but your vote is very important. Please familiarize yourself with the proposal and sign and return your proxy card(s) in the enclosed postage-paid envelope today. You may receive more than one proxy card if you own shares in more than one Fund. Please sign and return each card you receive.

    If your completed proxy card(s) are not received, you may be contacted by officers or employees of JPMorgan Funds, JPMC, its affiliates or other representatives of the Fund(s) or by our proxy solicitor, D.F. King & Co., Inc. D.F. King & Co., Inc. has been engaged to assist your Fund(s) in soliciting proxies. They will remind you to vote your shares. You may also call the number provided in your proxy card(s) for additional information.

                                          Sincerely,

                                          /s/ Matthew Healey
                                          Matthew Healey
                                          Chairman

                                                                       NAPS 5870

WHEN WILL THE SPECIAL MEETING BE HELD? WHO IS ELIGIBLE TO VOTE?

    The meeting will be held on July 3, 2001, at 9:00 a.m. Eastern time at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036. Please note that this meeting will only cover the items listed in this proxy statement. There will be no presentations about the Funds. The record date is the close of business on April 6, 2001. Only shareholders who own shares at that time are entitled to vote at the meeting.

WHAT ARE THE ISSUES CONTAINED IN THIS PROXY?

    Your Board of Trustees is recommending that shareholders consider the election of eight Trustees.

WHO ARE THE NOMINEES TO BE MY TRUSTEES?

    Each of the eight Nominees currently serves as a Trustee or member of the Advisory Board of the Trust or is a Trustee of other trusts in the JPMorgan Funds Family. They are: William J. Armstrong, Roland R. Eppley, Jr., Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding, Jr. and H. Richard Vartabedian. Biographical information for the Nominees is included in the attached proxy statement.

HOW DO THE TRUSTEES OF MY FUND RECOMMEND THAT I VOTE?

    The Board of Trustees unanimously recommends that you vote FOR the proposal on the enclosed proxy card.

WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

    Please call the number provided in your proxy card(s) for additional information.

                        J.P. MORGAN INSTITUTIONAL FUNDS
                                522 FIFTH AVENUE
                              NEW YORK, N.Y. 10036

                       ON BEHALF OF ITS FOLLOWING SERIES:

                 J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
                      J.P. MORGAN INSTITUTIONAL BOND FUND
                   J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND
               J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
              J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
             J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND
                   J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND
               J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND
           J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
             J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 3, 2001

NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of Shareholders of J.P. Morgan Institutional Short Term Bond Fund, J.P. Morgan Institutional Bond Fund, J.P. Morgan Institutional U.S. Equity Fund, J.P. Morgan Institutional U.S. Small Company Fund, J.P. Morgan Institutional International Equity Fund,
J.P. Morgan Institutional Emerging Markets Equity Fund, J.P. Morgan Institutional Diversified Fund, J.P. Morgan Institutional Disciplined Equity Fund, J.P. Morgan Institutional International Opportunities Fund and
J.P. Morgan Institutional Global Strategic Income Fund (each a "Fund" and each a series of J.P. Morgan Institutional Funds (the "Trust")), will be held at 1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NY 10036, on July 3, 2001 at
9:00 a.m., Eastern time, for the following purposes, which are more fully described in the accompanying Proxy Statement dated May 18, 2001:

 1.  To elect the Board of Trustees; and

 2. To transact any other business that may properly come before the Meeting or any adjournments thereof.

    The Board of Trustees of the Trust has fixed the close of business on April 6, 2001 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting or any adjournments thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust. The Meeting will be a joint meeting with the meetings of shareholders of all other series of the Trust, which meetings are being called for purposes of considering in all cases proposal 1, and in some cases certain other proposals that do not apply to you.

                             YOUR VOTE IS IMPORTANT

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                          J.P. MORGAN INSTITUTIONAL FUNDS
                                          By Order of the Board of Trustees

                                          /s/ Sharon Weinberg

                                          Sharon Weinberg
                                          Secretary

Dated: May 18, 2001

                                PROXY STATEMENT

                        J.P. MORGAN INSTITUTIONAL FUNDS
                                522 FIFTH AVENUE
                              NEW YORK, N.Y. 10036
                       ON BEHALF OF ITS FOLLOWING SERIES:
                 J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
                      J.P. MORGAN INSTITUTIONAL BOND FUND
                   J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND
               J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
              J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
             J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND
                   J.P. MORGAN INSTITUTIONAL DIVERSIFIED FUND
               J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND
           J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
             J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 3, 2001

                                  INTRODUCTION

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of J.P. Morgan Institutional Funds (the "Trust") for use at the special meeting of shareholders of the funds listed above (the "Funds") to be held at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036 on July 3, 2001 at 9:00 a.m. Eastern time, and all adjournments thereof (the "Meeting"). The Meeting will be a joint meeting with the meetings of shareholders of all other series of the Trust ("Joint Meeting"), which meetings are being called for purposes of considering in all cases proposal 1, and in some cases other proposals that do not apply to you.

    Shareholders of record of any series of the Trust at the close of business on April 6, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Because as of the Record Date you were a shareholder of the Trust, you are entitled to vote on proposal 1. This proxy statement and the accompanying notice of meeting and proxy card(s) are first being mailed to shareholders on or about May 18, 2001.

    The Trust is composed of separate series, including J.P. Morgan Institutional Short Term Bond Fund, J.P. Morgan Institutional Bond Fund, J.P. Morgan Institutional U.S. Equity Fund, J.P. Morgan Institutional U.S. Small Company Fund, J.P. Morgan Institutional International Equity Fund, J.P. Morgan Institutional Emerging Markets Equity Fund, J.P. Morgan Institutional Diversified Fund, J.P. Morgan Institutional Disciplined Equity Fund, J.P. Morgan Institutional International Opportunities Fund and J.P. Morgan Institutional Global Strategic Income Fund (collectively, the "Funds"). The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Massachusetts business trust.

    The Trust's principal underwriter is J.P. Morgan Fund Distributors, Inc., 1211 Avenue of the Americas, 41st Floor, New York, N.Y. 10036, and the investment adviser for the Funds' assets is J.P. Morgan Investment Management Inc. ("JPMIM"), 522 Fifth Avenue, New York, N.Y. 10036. The Trust's administrator is the Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, N.Y. 10005.

    At the Meeting, shareholders of each of the Funds will vote on proposal 1 for the election of the Board of Trustees of the Trust.

                                  PROPOSAL ONE
                         ELECTION OF BOARD OF TRUSTEES

    As a result of the recent merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation ("Chase") into J.P. Morgan Chase & Co. ("JPMC"), JPMC and its affiliates reviewed the compatibility of their various mutual fund groups. They proposed that appropriate steps be taken to integrate funds of the Trust and other registered investment companies advised by JPMIM (the "Morgan Fund Complex") and registered investment companies advised by J.P. Morgan Fleming Asset Management (USA) Inc. (the "Chase Vista Fund Complex") in order that funds in these complexes be reorganized into a single, streamlined mutual fund complex bearing the "JPMorgan" name and sharing substantially similar arrangements for the provision of services to all such funds (the "Fund Complex"). Similarly, JPMC and the Boards considered that the Boards of Trustees for the Morgan Fund Complex and the Chase Vista Fund Complex also be integrated and streamlined into a consolidated Board of Trustees to serve all of the funds in the Fund Complex (the "Consolidated Board"). It is anticipated that having a Consolidated Board will enhance the governance of the larger Fund Complex and is consistent with the prior practice of having a single Board for each predecessor fund complex. JPMC believes, and the respective Boards similarly concluded, that the Consolidated Board will increase administrative efficiencies for JPMC and the funds in the Fund Complex and will benefit shareholders of all such funds. The eight individuals who are being proposed for election to the Consolidated Board, and hence the Nominees described in this Proposal, were nominated after a careful and deliberate selection process by the respective Nominating Committees and Boards of Trustees of the Morgan Fund Complex and the Chase Vista Fund Complex. This selection process included the consideration of various factors, such as the desire to balance the respective expertise of the various candidates and diversity of background, the historical experience of various Trustees and Advisory Board members of the predecessor complexes, the sizes of the Boards and each of the Fund Complexes and related future cost savings, the practicalities dictated by the age 70 mandatory retirement policy of the Morgan Fund Complex, and other factors the Boards deemed relevant.

    Accordingly, each Nominee identified below is a current Trustee or Advisory Board Member of the Trust or a current Trustee of other funds in the Fund Complex. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected. Each Trustee will hold office for a term of unlimited duration subject to the current mandatory retirement age of 70.

    The persons named in the accompanying form of proxy intend to vote each such proxy "FOR" the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Trustee for any reason, but if that should occur prior to the Joint Meeting, the proxies reserve the right to substitute another person or persons of their choice as nominee or nominees.

    Certain information concerning the Nominees of the Trust is set forth below:

                                                        BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATIONS
NAME OF NOMINEE AND                   TRUSTEE OF                 DURING THE PAST FIVE YEARS
CURRENT POSITION WITH FUND COMPLEX   TRUST SINCE   AGE            AND CURRENT DIRECTORSHIPS
----------------------------------   -----------   ---            -------------------------
William J. Armstrong--                Nominee      59   Retired; formerly Vice President and
  Trustee of certain other trusts                       Treasurer, Ingersoll-Rand Company
  in the Fund Complex since 1987                        (manufacturer of industrial supplies).
                                                        Address: 287 Hampshire Ridge, Park Ridge, NJ
                                                        07656.

Roland R. Eppley, Jr.--               Nominee      68   Retired; formerly President and Chief
  Trustee of certain other trusts                       Executive Officer, Eastern States Bankcard
  in the Fund Complex since 1989                        Association Inc. (financial services)
                                                        (1971-1988); Director, Janel
                                                        Hydraulics, Inc.; formerly Director of The
                                                        Hanover Funds, Inc. (open-end mutual funds).
                                                        Address: 105 Coventry Place, Palm Beach
                                                        Gardens, FL 33418.

Ann Maynard Gray--                    Nominee      55   Former President, Diversified Publishing
  Member of Advisory Board of the                       Group and Vice President, Capital
  Trust and certain other trusts in                     Cities/ABC, Inc. Ms. Gray is also a director
  the Fund Complex since 2000                           of Duke Energy Corporation and Elan
                                                        Corporation, plc (pharmaceuticals). Address:
                                                        1262 Rockrimmon Road, Stamford, CT 06903.

                                                        BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATIONS
NAME OF NOMINEE AND                   TRUSTEE OF                 DURING THE PAST FIVE YEARS
CURRENT POSITION WITH FUND COMPLEX   TRUST SINCE   AGE            AND CURRENT DIRECTORSHIPS
----------------------------------   -----------   ---            -------------------------
Matthew Healey--                        1992       63   Former Chief Executive Officer of the Trust
  Chairman of the Trust and certain                     through April 2001; Chairman, Pierpont Group
  other trusts in the Fund Complex;                     (provides services to trustees of investment
  Trustee of certain trusts in the                      companies), since prior to 1993. Address:
  Fund Complex since 1982                               Pine Tree Country Club Estates, 10286 Saint
                                                        Andrews Road, Boynton Beach, FL 33436.

Fergus Reid, III*--                   Nominee      68   Chairman and Chief Executive Officer,
  Chairman of certain other trusts                      Lumelite Corporation (plastics
  in the Fund Complex; Trustee of                       manufacturing), since September 1985;
  other trusts in the Fund Complex                      Trustee, Morgan Stanley Funds. Address: 202
  since 1984                                            June Road, Stamford, CT 06903.

James J. Schonbachler--               Nominee      58   Retired; Prior to September, 1998, Managing
  Member of Advisory Board of the                       Director, Bankers Trust Company and Group
  Trust and certain other trusts in                     Head and Director, Bankers Trust A.G., Zurich
  the Fund Complex since 2000                           and BT Brokerage Corp. (financial services).
                                                        Address: 3711 Northwind Court, Jupiter, FL
                                                        33477.

Leonard M. Spalding, Jr.*--           Nominee      65   Retired; formerly Chief Executive Officer of
  Trustee of certain other trusts                       Chase Mutual Funds Corp.; formerly President
  in the Fund Complex since 1998                        and Chief Executive Officer of Vista Capital
                                                        Management (investment management); and
                                                        formerly Chief Investment Executive of The
                                                        Chase Manhattan Private Bank (investment
                                                        management). Address: 2025 Lincoln Park Road,
                                                        Springfield, KY 40069.

H. Richard Vartabedian--              Nominee      65   Former President of other trusts in the Fund
  Trustee of certain other trusts                       Complex through April 2001; Investment
  in the Fund Complex since 1992                        Management Consultant; formerly, Senior
                                                        Investment Officer, Division Executive of the
                                                        Investment Management Division of The Chase
                                                        Manhattan Bank, N.A., 1980-1991. Address:
                                                        P.O. Box 296, Beach Road, Hendrick's Head,
                                                        Southport, ME 04576.

---------------------

  *  Mr. Spalding is deemed to be an "interested person" (as defined in the 1940
     Act) due to his ownership of equity securities of affiliates of JPMC. It is anticipated that Mr. Reid will be named Chairman of the Trust and therefore may be deemed to be an "interested person" of the Trust.

    If elected, each Nominee would oversee 81 separate portfolios.

    The Board of Trustees and Advisory Board Members of the Trust each met five times during the 2000 calendar year, and each of these individuals attended at least 75% of the meetings of the Board and any committee on which he or she serves.

    The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Addy (Chairman), Eschenlauer, Burns, Mallardi and Healey. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the 2000 calendar year.

    The Board of Trustees of the Trust presently has a Nominating Committee. The members of the Nominating Committee are Messrs. Addy, Eschenlauer, Burns and Mallardi. The function of the Nominating Committee is to nominate trustees for the Board to consider. The Nominating Committee met one time during the 2000 calendar year.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

    Each current Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of JPMIM is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by JPMIM. Each Trustee receives an annual fee of $75,000, which is allocated among all investment companies for which the Trustee serves.

    Compensation expenses paid or accrued for the calendar year ended December 31, 2000 for each Nominee are set forth below.

                                                                                                     TOTAL
                                            COMPENSATION FROM          PENSION OR RETIREMENT   COMPENSATION FROM
                                         "MORGAN FUND COMPLEX"(1)        BENEFITS ACCRUED      "FUND COMPLEX"(2)
                                     --------------------------------  ---------------------  -------------------
William J. Armstrong                                  NA                     $ 41,781             $ 90,000 (10)(3)
Roland R. Eppley, Jr.                                 NA                     $ 58,206             $ 91,000 (10)(3)
Ann Maynard Gray                                 $75,000                           NA             $ 75,000 (17)(3)
Matthew Healey(4)                                $75,000                           NA             $ 75,000 (17)(3)
Fergus Reid, III                                      NA                     $110,091             $202,750 (10)(3)
James J. Schonbachler                            $75,000                           NA             $ 75,000 (17)(3)
Leonard M. Spalding, Jr.                              NA                     $ 35,335             $ 89,000 (10)(3)
H. Richard Vartabedian                                NA                     $ 86,791             $134,350 (10)(3)

---------------------

(1) The Morgan Fund Complex means registered investment companies advised by JPMIM.
(2) A Fund Complex generally means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies (as used herein, registered investment companies advised by JPMIM and J.P. Morgan Fleming Asset
     Management (USA) Inc.).
(3) Total number of investment company boards with respect to Trustees, or Advisory Boards with respect to Advisory Board members, served on within the Fund Complex.
(4)  Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont
     Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

ONE-TIME RETIREMENT PACKAGE FOR MORGAN FUND COMPLEX

    Inasmuch as the Morgan Fund Complex does not have any retirement plan for its Trustees and JPMC will also benefit from the administrative efficiencies of a consolidated board, JPMC volunteered to pay a one-time retirement package to the Trustees of the Morgan Fund Complex and the Advisory Board members who will leave the Board of Trustees or Advisory Board of the Morgan Fund Complex prior to their normal retirement date. For each retiring Trustee, the retirement package is equal to three times the annual fee (which may increase) for the new combined Board per Trustee; for each Advisory Board member, the retirement package is one and a half times the annual fee (which may increase) for the new combined Board per Trustee.

RETIREMENT PLAN AND DEFERRED COMPENSATION PLAN FOR ELIGIBLE TRUSTEES OF FORMER CHASE VISTA FUNDS

    Effective August 21, 1995, the Trustees of the former Chase Vista Funds also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of
(1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees of the former Chase Vista Funds voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian, who are Nominees, received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each Nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    Effective August 21, 1995, the Trustees of the former Chase Vista Funds instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian have elected to defer compensation under such plan.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervising responsibilities, the Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the funds within the Fund Complex, it is anticipated that the Trust will terminate its agreement with Pierpont
Group, Inc. The consolidated Board of Trustees will instead look to counsel, auditors, Morgan and other service providers, as necessary.

PRINCIPAL EXECUTIVE OFFICERS

    The Trust's principal executive officers are listed below. The officers conduct and supervise the business operations of the Trust. The business address of each of the officers is J.P. Morgan Fund Distributors, Inc., 1211 Avenue of the Americas, New York, New York, 10036. Each officer will hold office for an indefinite term, but may be removed by the Board of Trustees at any time. The Trust has no employees.

    NAME AND POSITION       AGE  PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS AND OTHER INFORMATION
--------------------------  ---  ---------------------------------------------------------------------
David Wezdenko, President   37   Vice President, J.P. Morgan Investment Management Inc. Mr. Wezdenko
  and Treasurer (April           is the Chief Operating Officer for the U.S. Mutual Funds and
  2001 - present)                Financial Intermediaries Business. Since joining J.P. Morgan in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business.

Sharon Weinberg,            41   Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg
  Vice-President and             is head of Business and Product Strategy for the U.S. Mutual Funds
  Secretary (April 2001 -        and Financial Intermediaries business. Since joining J.P. Morgan in
  present)                       1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development.

RECOMMENDATION OF TRUSTEES

    The Trustees of the Trust voted for the approval of the election of the Nominees as Trustees. If elected, each Trustee will hold office until the attainment of the mandatory retirement age of 70* and until his or her successor is chosen or qualified except (a) any Trustee may resign, (b) any Trustee may be removed by shareholders upon an affirmative vote of two-thirds of all the voting shares entitled to be cast for the election of Trustees, and (c) any Trustee may be removed with cause by at least two-thirds of the remaining Trustees.

REQUIRED VOTE

    The affirmative vote of the holders of more than 50% of the voting shares of the Trust present, in person or by proxy, at the Joint Meeting is required to elect a Trustee of the Trust, provided that at least one-third of the outstanding voting shares of the Trust is represented at the Joint Meeting, either in person or by proxy. In the event that the requisite vote is not reached, the current Trustees would remain as the only Trustees of the Trust.

---------------------
* Each Nominee is grandfathered with respect to the mandatory retirement age for three years from the date of election.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

ACCOUNTANTS

    PricewaterhouseCoopers LLP serves as the Funds' independent accountants, auditing and reporting on the annual financial statements of each Fund and reviewing certain regulatory reports and each Fund's federal income tax returns. PricewaterhouseCoopers LLP also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the Meeting.

   AUDIT FEES. The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of each Fund for the last fiscal year was $327,600.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no financial information systems and design implementation services rendered by PricewaterhouseCoopers LLP to the Funds, the Adviser and the Adviser's affiliates that provide services to the Funds for the calendar year ended December 31, 2000.

   ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Funds, JPMIM and JPMIM's affiliates that provide services to the Funds for the calendar year ended December 31, 2000 was $11,100,761.

    The Audit Committee of the Trust has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                   VOTING INFORMATION CONCERNING THE MEETING

GENERAL INFORMATION

    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Trust's Board of Trustees for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. The Trust's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition, the Trust has retained the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of the Trust to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Joint Meeting and electing to vote in person.

    Only the shareholders of record at the close of business on April 6, 2001 will be entitled to vote at the Joint Meeting. The holders of one third of the voting shares outstanding of the Trust at the close of business on April 6, 2001 present in person or represented by proxy will constitute a quorum for the Joint Meeting. With respect to each Fund, such Fund's shareholders are entitled to the number of votes (or "voting shares") equal to the product of the number of shares owned multiplied by the net asset value per share on the record date. The number of shares of the Trust outstanding as of the close of business on April 6, 2001 is 20,368,400,880.27 shares. The number of shares of each fund outstanding as of the close of business on April 6, 2001 is set forth on Exhibit A.

    If a quorum is not present at the Meeting, sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, or the shareholders determine to adjourn the Meeting for any other reason, the shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of the shareholders holding a majority of the voting shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those voting shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the voting shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the meeting (or any adjournment thereof).

PROXIES

    All voting shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR the Proposal. The shareholders voting to ABSTAIN on the Proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposal, but not as having voted FOR the Proposal (and therefore will have the effect of a vote against). A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposal on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the Proposal (and therefore will have the effect of a vote against).

    A proxy granted by any shareholder may be revoked by such shareholder at any time prior to its use by written notice to the Trust, by submission of a later dated proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION

    JPMC will pay all of the expenses in connection with the preparation, printing and mailing to shareholders of the proxy, accompanying notice of meeting and this proxy statement and any supplementary solicitation of its shareholders.

    It is expected that the cost of retaining D. F. King & Co., Inc. to assist in the proxy solicitation process for the Fund Complex will not exceed $200,000 in addition to expenses, which cost will be borne by JPMC.

BENEFICIAL OWNERSHIP

    Exhibit B contains information about the beneficial ownership by shareholders of five percent or more of each Fund's outstanding voting shares, as of April 6, 2001. On that date, the existing Trustees and officers of the Funds, together as a group, "beneficially owned" less than 1% of each Fund's outstanding voting shares.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

    Each of the Funds will furnish, without charge, a copy of its most recent annual report (and most recent semi-annual report succeeding the annual report) to a shareholder of the Fund upon request. Any such request should be directed to the Trust at (800) 766-7722.

PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS

    The Trust does not generally hold an Annual Meeting of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

                                 OTHER BUSINESS

    The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS APPROVAL OF THE PROPOSAL. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

MAY 18, 2001

                                   EXHIBIT A

                         NUMBER OF SHARES OF EACH FUND
             OUTSTANDING AS OF THE CLOSE OF BUSINESS APRIL 6, 2001

NAME OF FUND                                        NUMBER OF SHARES OF FUND OUTSTANDING
------------                                        ------------------------------------
J.P. Morgan Institutional Short Term Bond Fund                       48,493,457.40
J.P. Morgan Institutional Bond Fund                                  93,879,693.72
J.P. Morgan Institutional U.S. Equity Fund                           15,112,712.13
J.P. Morgan Institutional U.S. Small Company Fund                    31,067,162.36
J.P. Morgan Institutional International Equity
  Fund                                                               31,907,584.29
J.P. Morgan Institutional Emerging Markets Equity
  Fund                                                               13,360,872.35
J.P. Morgan Institutional Diversified Fund                           44,541,063.13
J.P. Morgan Institutional Disciplined Equity Fund                    78,805,350.71
J.P. Morgan Institutional International
  Opportunities Fund                                                 44,749,179.86
J.P. Morgan Institutional Global Strategic Income
  Fund                                                               17,302,071.54

                                   EXHIBIT B

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

    As of April 6, 2001, the following shareholders were known to the Trust to own beneficially 5% or more of the voting shares of a Fund:

                                                                                                 PERCENT OF
                                                                                                 OUTSTANDING
                                            NAME AND ADDRESS OF BENEFICIAL                      VOTING SHARES
NAME OF FUND                                             OWNER                  SHARES OWNED       OF FUND
------------                              -----------------------------------  ---------------  -------------
J.P. Morgan Institutional Short Term      JPMIM as Agent for El Paso Natural      5,702,393.59       11.76%
  Bond Fund                               Gas
                                          Attn: Danielle Azua
                                          52 5th Avenue Floor 10
                                          New York, NY 10036-7601
J.P. Morgan Institutional Short Term      JPMIM as Agent for Eli Lilly           11,941,861.21       24.63%
  Bond Fund                               and Company Stable Income Fund
                                          Wrapped Assets--FBO
                                          Northern Trust Master Trust
                                          522 5th Avenue
                                          New York, NY 10036
J.P. Morgan Institutional Bond Fund       Mgt of New York Deferred Profit         7,409,239.15        7.89%
                                          Sharing Plan of MGT of NY and
                                          Affiliated Co. for US Employees
                                          American Century Services Inc.
                                          4500 Main St.
                                          Attn: Steve Levitt
                                          Kansas City, MO 64111-1816
J.P. Morgan Institutional U.S. Equity     Morgan Guaranty Trust Co.               3,138,464.49       20.77%
  Fund                                    as Trustee for Degussa Defined
                                          Benefit Retirement Trust
                                          Attn: Special Products 2/OPS3
                                          500 Stanton Christiana Rd
                                          Newark, DE 19713-2107
J.P. Morgan Institutional U.S. Equity     JPMIM as Agent and                        960,971.42        6.36%
  Fund                                    Investment Manager for the United
                                          Hospital Fund
                                          Attn: Paul Brignola
                                          522 Fifth Avenue
                                          New York, NY 10036-7601
J.P. Morgan Institutional U.S. Equity     Harris Trust and Savings Bank           2,020,689.09       13.37%
  Fund                                    as Trustee of the CTS Corp. Emp.
                                          Benefit Plans Master Tr.
                                          Attn: J. Toman VP
                                          111 W. Monroe St. 5E
                                          Chicago, IL 60603-4096
J.P. Morgan Institutional U.S. Equity     The Church Pension Fund for             1,595,149.73       10.56%
  Fund                                    the Retirement Savings Program
                                          Attn: Jeff Ackerman
                                          445 Fifth Ave 7th Floor
                                          New York, NY 10016-0109

                                                                                                 PERCENT OF
                                                                                                 OUTSTANDING
                                            NAME AND ADDRESS OF BENEFICIAL                      VOTING SHARES
NAME OF FUND                                             OWNER                  SHARES OWNED       OF FUND
------------                              -----------------------------------  ---------------  -------------
J.P. Morgan Institutional U.S. Equity     Fifth Third Bank Trust                    779,879.32        5.16%
  Fund                                    Adena Health Care 01-2-3068921
                                          Ttees
                                          PO Box 630074
                                          Cincinnati, OH 45263-0001
J.P. Morgan Institutional U.S. Equity     Marietta College                        1,132,230.05        7.49%
  Fund                                    Pamela Sieburg Controller
                                          215 5th Street
                                          Marietta, OH 45750-4033
J.P. Morgan Institutional U.S. Equity     Key Trust Co Ttee for Lin               1,743,375.48       11.54%
  Fund                                    Television Corp. Retirement Plan
                                          PO Box 94871
                                          Cleveland, OH 44101-4871
J.P. Morgan Institutional U.S. Small      JPMIM as Agent for the                  2,276,278.49        7.33%
  Company Fund                            American Chemical Society
                                          Attn: Janet Valsechi
                                          522 5th Ave.
                                          New York, NY 10036-7601
J.P. Morgan Institutional U.S. Small      Mgt of New York Deferred                7,685,218.77       24.74%
  Company Fund                            Profit Sharing Plan of Mgt of NY
                                          and Affiliated Co. for US Employees
                                          American Century Services Inc.
                                          4500 Main Street
                                          Attn: Steve Levitt
                                          Kansas City, MO 64111-1816
J.P. Morgan Institutional U.S. Small      Phelps Dodge Employee Savings Plan      1,974,999.60        6.36%
  Company Fund                            American Century Services Inc.
                                          Attn: RPS Mgmt Rptg
                                          PO Box 419784
                                          Kansas City, MO 64141-6784
J.P. Morgan Institutional International   JPMIM as Agent for Lockheed Martin      4,272,906.30       13.39%
  Equity Fund                             Corp. Master Ret. Tr.
                                          Attn: T. Tsuchiya
                                          522 5th Ave.
                                          New York, NY 10036-7601
J.P. Morgan Institutional International   Blue Cross Shield of North Carolina     4,184,715.74       13.12%
  Equity Fund                             Steven Cherrier VP Corp Trea
                                          PO Box 2291
                                          Durham, NC 27702-2291
J.P. Morgan Institutional International   Mgt of New York Deferred Profit         4,079,101.07       12.78%
  Equity Fund                             Sharing Plan of Mgt of NY &
                                          Affiliated Co. for US Employees
                                          American Century Services Inc.
                                          Attn: Steve Levitt
                                          4500 Main Street
                                          Kansas City, MO 64111-1816

                                                                                                 PERCENT OF
                                                                                                 OUTSTANDING
                                            NAME AND ADDRESS OF BENEFICIAL                      VOTING SHARES
NAME OF FUND                                             OWNER                  SHARES OWNED       OF FUND
------------                              -----------------------------------  ---------------  -------------
J.P. Morgan Institutional Emerging        JPMIM London as Agent for                 673,989.88        5.04%
  Markets Equity Fund                     Evangelical Lutheran Ch. In America
                                          Attn: James R. Snow
                                          C/o JP Morgan & Co. Inc. via Pouch
                                          60 Wall Street
                                          New York, NY 10005-2836
J.P. Morgan Institutional Emerging        JPMIM London as Agent for               3,023,771.35       22.63
  Markets Equity Fund                     Evangelical Lutheran Ch. In America
                                          Attn: James R. Snow
                                          C/o JP Morgan & Co. Inc. via Pouch
                                          60 Wall Street
                                          New York, NY 10005-2836
J.P. Morgan Institutional Emerging        Mgt of New York Deferred Profit         3,630,868.31       27.18%
  Markets Equity Fund                     Sharing Plan of Mgt of NY and
                                          Affiliated Co. for US Employees
                                          American Century Services Inc.
                                          Attn: Steve Levitt
                                          4500 Main Street
                                          Kansas City, MO 64111-1816
J.P. Morgan Institutional Diversified     JPMIM as Agent for Unifi Inc. Prft      2,523,344.62        5.67%
  Fund                                    Sharing Plan Tr. JPM Inst Dvrsf
                                          Fund
                                          Merrill Lynch Trust Co M/T
                                          Attn: Fran Gentile
                                          522 Fifth Avenue
                                          New York, NY 10036
J.P. Morgan Institutional Diversified     Celtic Insurance Company Ltd            3,420,014.72        7.68%
  Fund                                    Harold L Maxon VP
                                          C/o Procter & Gamble
                                          2 Procter & Gamble Plaza TE-12
                                          Cincinatti, OH 45202
J.P. Morgan Institutional Diversified     Wendel & Co. FBO: The Marmon            3,149,972.99        7.07%
  Fund                                    Retirement Master Trust Dtd
                                          1/8/83--
                                          CTC Illinois Trust Co.
                                          209 West Jackson Suite 7000
                                          Chicago, IL 60606-6907
J.P. Morgan Institutional Diversified     Mgt of New York Deferred Profit        13,804,170.58       30.99%
  Fund                                    Sharing Plan of Mgt of NY &
                                          Affiliated Co. for US Employees
                                          American Century Services Inc.
                                          Attn: Steve Levitt
                                          4500 Main Street
                                          Kansas City, MO 64111-1816

                                                                                                 PERCENT OF
                                                                                                 OUTSTANDING
                                            NAME AND ADDRESS OF BENEFICIAL                      VOTING SHARES
NAME OF FUND                                             OWNER                  SHARES OWNED       OF FUND
------------                              -----------------------------------  ---------------  -------------
J.P. Morgan Institutional Diversified     Newell Rubbermaid 401K Savings Plan     3,467,315.37        7.78%
  Fund                                    Attn: Steve Levitt
                                          4500 Main Street
                                          Kansas City, MO 64111-1816
J.P. Morgan Institutional Disciplined     Charles Schwab & Co. Inc.               8,781,421.35       11.14%
  Equity Fund                             Special Custody Account for Benefit
                                          of Customers
                                          Attn: Mutual Funds
                                          101 Montgomery Street
                                          San Francisco, CA 94104-4122
J.P. Morgan Institutional Disciplined     Mgt of New York Deferred Profit        15,644,168.33       19.85%
  Equity Fund                             Sharing Plan of Mgt of NY and
                                          Affiliated Co. for US Employees
                                          American Century Services Inc.
                                          Attn: Steve Levitt
                                          4500 Main Street
                                          Kansas City, MO 64111-1816
J.P. Morgan Institutional International   Mgt Co. of New York as Agent for        2,645,132.96        5.91%
  Opportunities Fund                      Sarah Lutz Trust
                                          Attn: Special Products 2 OPS/3
                                          500 Stanton Christiana Road
                                          Newark, DE 19713-2107
J.P. Morgan Institutional International   JPMIM as Agent for the American         4,657,293.50       10.41%
  Opportunities Fund                      Chemical Society
                                          Attn: Janet Valsechi
                                          522 5th Ave.
                                          New York, NY 10036-7601
J.P. Morgan Institutional International   JP Morgan FSB as Agent for JMD          3,311,709.11         7.4%
  Opportunities Fund                      Delaware Inc. Trustee for Micky
                                          Arison
                                          Attn: Special Products 2/OPS3
                                          500 Stanton Christiana Road
                                          Newark, DE 19713-2107
J.P. Morgan Institutional Global          Morgan Guaranty Trust Co. of New        4,431,476.75       25.61%
  Strategic Income Fund                   York as Agent for Kenan Charitable
                                          Tr.
                                          500 Stanton Christiana Road
                                          Newark, DE 19713-2107
J.P. Morgan Institutional Global          JP Morgan Delaware as Agent             1,024,071.27        5.92%
  Strategic Income Fund                   Diversified Growth Fund
                                          Attn: Special Products 2/OPS3
                                          500 Stanton Christiana Road
                                          Newark, DE 19713-2107
J.P. Morgan Institutional Global          Fenecliff Cemetary Assoc--              1,462,409.23        8.45%
  Strategic Income Fund                   General Fund
                                          Bank of New York Master Trust
                                          123 Main Street Floor 4
                                          White Plains, NY 10601-3104

                                                                                                 PERCENT OF
                                                                                                 OUTSTANDING
                                            NAME AND ADDRESS OF BENEFICIAL                      VOTING SHARES
NAME OF FUND                                             OWNER                  SHARES OWNED       OF FUND
------------                              -----------------------------------  ---------------  -------------
J.P. Morgan Institutional Global          JPMIM as Agent for University of          944,661.16        5.46%
  Strategic Income Fund                   Arkansas Foundation and System
                                          533 Fifth Avenue
                                          New York, NY 10036-7601
J.P. Morgan Institutional Global          JPMIM as Agent for the Pritzker         1,693,089.82        9.79%
  Strategic Income Fund                   Foundation
                                          Attn: Jay Minchilli
                                          522 Fifth Avenue
                                          New York, NY 10036-7601

FORM OF PROXY




                         J.P. MORGAN INSTITUTIONAL FUNDS

                                     [FUND]

         This proxy is solicited on behalf of the Board of Trustees of J.P. Morgan Institutional Funds for the Special Meeting of the Shareholders to be held on July 3, 2001.

         The undersigned hereby appoints Peter Eldridge, Joseph Bertini AND Judy Bartlett, and each of them, attorneys and proxies for the undersigned, with full power of substitution, and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of [Fund] which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 1211 Avenue of the Americas, 41st Floor, New York, N.Y. 10036 on July 3, 2001, at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Shareholders in person or by substitute (or, if only one shall be so present, then that one) and shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

     NOTE: Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

     DATE __________ ___, _______

     ____________________________

     ____________________________



     Signature(s), Title(s) (if applicable)

     PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

Mark box at right if an address change or comment has been      /   /
noted on the reverse side of this card.


CONTROL NUMBER:
RECORD DATE SHARES:


Please be sure to sign and date this Proxy.            Date
-------------------------------------------------------------------------------


--------Shareholder sign here--------------------------Co-owner sign here------


DETACH CARD

VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING COMBINED PROSPECTUS/PROXY
   STATEMENT.

2. CALL THE TOLL-FREE NUMBER
   1-877-PRX-VOTE (1-877-779-8683).
   THERE IS NO CHARGE FOR THIS CALL.

3. ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.

4. FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!


                                                      For All   With-    For All
1. To elect Trustees to serve as members of the      Nominees   hold     Except
   Board of Trustees of the Trust.                    /   /    /   /     /   /

   (01) William J. Armstrong
   (02) Roland R. Eppley, Jr.
   (03) Ann Maynard Gray
   (04) Matthew Healey
   (05) Fergus Reid, III
   (06) James J. Schonbachler
   (07) Leonard M. Spalding, Jr.
   (08) H. Richard Vartabedian


   NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).


2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.


                                                                     DETACH CARD


VOTE BY INTERNET
It's fast, convenient, and your vote is immediately confirmed and posted.


FOLLOW THESE FOUR EASY STEPS:


1. READ THE ACCOMPANYING COMBINED PROSPECTUS/PROXY
   STATEMENT.


2. GO TO THE WEBSITE
   http://www.eproxyvote.com/pptxx


3. ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.

4. FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/pptxx anytime!


    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET